CHICAGO AND NORTH WESTERN HOLDINGS CORP.
                   DIRECTORS' PENSION AND RETIREMENT SAVINGS TRUST





                                  TABLE OF CONTENTS


                                                                  Page

          ARTICLE I - ESTABLISHMENT AND PURPOSE                     1

             1.1   Establishment                                    1
             1.2   Purposes                                         1

          ARTICLE II - DEFINITIONS                                  1

             2.1   Bank                                             1
             2.2   Board of Directors                               1
             2.3   Committee                                        1
             2.4   Company                                          2
             2.5   Company Stock                                    2
             2.6   Participating Director                           2
             2.7   Plan                                             2
             2.8   Trust                                            2
             2.9   Trust Agreement                                  2
             2.10  Trust Fund                                       2
             2.11  Trustee                                          2

          ARTICLE III - CONTRIBUTIONS TO AND DISTRIBUTIONS
                           FROM THE TRUST                           2

             3.1   Contributions                                    2
             3.2   Distributions                                    3

          ARTICLE IV - TRUSTEE'S POWERS AND INVESTMENTS             3

             4.1   Title to Assets                                  3
             4.2   Investment of Trust Fund and
                     Responsibilities of Trustee                    3
             4.3   Shareholder Rights in Company Stock              6

          ARTICLE V - VALUATION AND RECORDS OF TRUST FUND           8

             5.1   Determination of Value                           8
             5.2   Records of Trust Fund                            8

          ARTICLE VI - EMPLOYMENT OF AGENTS OR SPECIAL TRUSTEE
                       BY AND COMPENSATION OF TRUSTEE               9

             6.1   Employment of Agents                             9
             6.2   Appointment of Special Trustee                   9
             6.2   Compensation of Trustee                          9


                                         (i)





                                                                  PAGE

          ARTICLE VII - COMPANY DUTIES                              9

             7.1   Taxation of the Trust                            9
             7.2   Notice of Insolvency                            10
             7.3   Indemnification of the Trustee by the Company   10
             7.4   Provide Information to Trustee                  10

          ARTICLE VIII - REMOVAL OF AND RESIGNATION
                           BY TRUSTEE                              10

             8.1   Removal and Resignation                         10

          ARTICLE IX - AMENDMENT, TERMINATION AND
                         SUBSTITUTION OF PROPERTY                  11

             9.1   Amendment, Revocation or Termination
                     of Trust Agreement                            11
             9.2   Termination of Plan                             11
             9.3   Substitution of Property                        11
             9.4   Transfer of Assets                              11

          ARTICLE X - MISCELLANEOUS                                12

            10.1   Necessary Parties                               12
            10.2   Non-Alienation                                  12
            10.3   Company Creditors                               12
            10.4   Participating Director Rights                   13
            10.5   Invalid or Unenforceable Provisions             13
            10.6   Successor Corporation                           13
            10.7   Gender and Number                               13
            10.8   Headings                                        13
            10.9   Controlling Law                                 14













                                         (ii)





                       CHICAGO AND NORTH WESTERN HOLDINGS CORP.
                   DIRECTORS' PENSION AND RETIREMENT SAVINGS TRUST


                                      ARTICLE I.

                              Establishment and Purpose


              1.1 Establishment. The Chicago and North Western Holdings Corp. Directors' Pension and Retirement Savings Trust (the "Trust") is hereby established, effective January 1, 1994, between Chicago and North Western Holdings Corp. (the "Company") and LaSalle National Trust, N.A. as trustee ("Trustee") to assist in the administration of the Chicago and North Western Holdings Corp. Directors' Pension and Retirement Savings Plan (the "Plan"). All money and other property held by the Trustee hereunder shall be held by the Trustee in trust and dealt with in accordance with the provisions of this Trust Agreement.

              1.2 Purposes. The Company has established the Plan to permit each non-employee member of the Board of Directors ("Participating Director") to elect deferral of any or all of his fees on a deferred, unfunded basis. The purpose of the Trust is to increase the Participating Directors' confidence in the Plan by holding the Company's common stock and other assets in trust, subject to the claims of the Company's creditors, in the amount credited to Participating Director's accounts under the Plan. In addition, holding the shares and other assets credited to Participating Director's accounts under the Plan in the Trust facilitates efficiency of record keeping for the Plan.


                                     ARTICLE II.

                                     Definitions

              The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

              2.1 "Bank" shall mean a bank having authority to act as a fiduciary and, unless otherwise indicated, shall include a trust company and any corporate fiduciary.

              2.2 "Board of Directors" means the Board of Directors of the Company.

              2.3 "Committee" means the person or group to which the Board delegates administrative responsibilities under the Plan. If no Committee is appointed, the Board shall be the Committee.

              2.4  "Company" means Chicago and North Western Holdings Corp.





              2.5 "Company Stock" means common stock of Chicago and North Western Holdings Corp.

              2.6 "Participating Director" means a non-employee member of the Board of Directors participating in the Plan.

              2.7 "Plan" means the Chicago and North Western Holdings Corp. Pension and Retirement Savings Plan as amended from time to time.

              2.8 "Trust" means the Chicago and North Western Holdings Corp. Pension and Retirement Savings Trust, which is administered by the Trustee in accordance with the provisions of the Trust Agreement.

              2.9 "Trust Agreement" means this agreement between the Company and the Trustee, establishing the Chicago and North Western Holdings Corp. Pension and Retirement Savings Trust, and any amendments thereto.

              2.10 "Trust Fund" means all property received by the Trustee, together with all income, profits and increments thereon, less all losses and distributions chargeable thereto.

              2.11 "Trustee" means any corporation who shall accept the appointment to execute the duties of the Trustee as set forth in the Trust Agreement.


                                     ARTICLE III.

                  Contributions to and Distributions from the Trust

              3.1 Contributions. The Trustee shall receive and hold as part of the Trust Fund any contributions under the Plan paid to the Trustee from time to time by the Company and the Trustee shall be accountable only for the funds and shares of stock actually received by it. The Trustee shall not be required to determine that such contributions are in compliance with the Plan but shall be accountable only for the funds actually received by it. Except as provided in Section 9.3, if any contributions to the Trust are in money, the Trustee shall invest such contributions in shares of Company Stock, as soon as the Trustee deems it prudent to do so, unless in the opinion of counsel of the Company such investment is (or there is a substantial likelihood that it is) in violation of federal or state securities laws or New York Stock Exchange rules.

              3.2 Distributions. The Board or its delegate shall, in accordance with the Plan, instruct the Trustee in writing to distribute benefits to Participating Directors and their beneficiaries. All distributions from the Trust shall be subject






          to and deemed to be made under the Plan. Except as otherwise provided in Section 10.3, the Trustee, upon the written direction of the Board or its delegate, shall make distributions from the Trust Fund to such persons, in such manner, in such amounts, and for such purposes as may be specified in the written direction of the Board or its delegate, and upon such distribution being made, the amount thereof shall no longer constitute a part of the Trust Fund.

              The Trustee shall not be responsible in any way for the application of such distributions or for the adequacy of the Trust Fund to meet and discharge any and all liabilities under the Plan.



                                     ARTICLE IV.

                           Trustee's Powers and Investments

              4.1 Title to Assets. The Trustee is vested with title to all the assets of the Trust Fund and shall have full power and authority to do all acts necessary to carry out its duties hereunder.

              4.2  Investment of Trust Fund and Responsibilities of
          Trustee.

                   (a) Except as provided in Section 9.3, as necessary and consistent with the Trust's liquidity needs, or while pending investment, the Trustee shall invest and reinvest the principal and income of the Trust Fund and keep the Trust Fund assets invested, without distinction between principal and income in Company Stock. Pursuant to this authority the Trustee is specifically authorized to invest up to 100% of the assets of the Trust Fund in shares of Company Stock. To the extent not invested in Company Stock, the Trustee shall invest and reinvest the principal and income of the Trust Fund, and keep the Trust Fund assets invested, without distinction between principal and income in such securities, in such property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, common or preferred stocks, including stocks or other securities of the Company, personal, corporate and governmental obligations, shares of open ended investment companies as defined in the Investment Company Act of 1940, common trust funds, trust participating certificates, leaseholds, mortgages and other interests in realty, notes and other evidences of indebtedness or ownership, secured or unsecured, as the Trustee deems proper. Pursuant to this authority the Trustee is specifically authorized to invest up to 100% of the assets of the Trust Fund in shares of Company






              Stock. Without liability for interest, the Trustee may keep a portion of the Trust Fund uninvested and may deposit any uninvested funds in any Bank or Banks, or with the investment department of a Trustee (if the Trustee is a Bank).

                   (b) In furtherance and not in limitation of its investment authority, and subject to the provisions of
              Section 4.2(a) and 4.2(d), the Trustee shall have full power and authority to deal with all or any part of the Trust Fund, including, without limitation, the power to sell, transfer, invest, reinvest, and change investments; to alienate, pledge, hypothecate or otherwise encumber; to acquire any property by purchase, subscription, or other means; to sell for cash or on credit, convey, or convert, redeem or exchange, all or any part of the Trust Fund; to enforce, by suit or otherwise, or to waive its rights on behalf of the Trust, and to defend claims asserted against it or the Trust; to compromise, adjust and settle any and all claims against or in favor of it or the Trust; subject to Sections 4.2(d) and 4.3, to vote, or give proxies to vote, any stock or other security; to waive notice of meetings; to oppose, participate in and consent to the reorganization, merger, consolidation or readjustment of the finances of any enterprise, and to deposit securities under deposit agreements; to hold investments unregistered, or to register them in the name of the Trustee, or in the name of a nominee; to hold investments in an account in the name of the Trustee; to make, execute, acknowledge and deliver any and all instruments that it shall deem necessary or appropriate to carry out the powers herein granted; and generally to exercise any of the powers of any owner with respect to all or any part of the Trust assets.
              No person dealing with the Trustee shall be bound to see to the application of any money or property paid or delivered to the Trustee or to inquire into the validity or propriety of any transaction by it or on its behalf.

                   (c) All orders, requests and instructions of the Board or the Committee to the Trustee shall be in writing signed by a representative of the Board or the Committee, respectively, or such other person or persons as the Board or the Committee may from time to time designate, and the Trustee shall act in accordance with such orders, requests and instructions. The Board of Directors will, by resolution certified by the Secretary of the Company, certify to the Trustee the appointment and termination of the Committee or other delegate, and the Trustee shall not be charged with knowledge thereof until it receives such notice. The Trustee shall be fully protected in relying upon a certification of the Committee or other delegate authorized by the Board to transmit any instruction or direction of the Board or the Committee in the discharge of its administrative duties under the Plan and also in relying on the certification of an






              officer or agent of the Company as to the identity of a delegate as it exists and in continuing to rely upon such certification until a subsequent certification is filed with the Trustee. The Trustee shall be fully protected in acting upon any instrument, certificate or paper believed by it to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

                   (d)  In exercising the power to vote described in
              Section 4.2(b) with respect to shares of Company Stock held in the Trust Fund, the Trustee shall, in accordance with
              Section 4.3, follow the Participating Directors' directions in voting such shares (as to matters other than the sale or retention of such shares in a public or private tender offer).

                   (e) The Trustee is authorized to sell, exchange, convey, transfer or otherwise dispose of any property held by it by private or public sale or contract or at public auction, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition.

                   (f) The Trustee is authorized to register any investment held in the Trust Fund in its own name or in the name of a nominee and to hold any investment in bearer form, to cause any asset, real or personal, to be held in or deposited with stock clearing corporations or depositories or other corporate depositories or a Federal book entry account system or in such other form as the Trustee determines, with or without disclosing the Trust relationship, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

                   (g) The Trustee may, in its discretion, invest funds held by it in such short term liquid investments as it deems appropriate, including, but not limited to, United States Government Treasury Bills, commercial paper, savings accounts and certificates of deposit (including those of the Trustee, if the Trustee is a Bank), and common, pooled or commingled trust funds (including, but not limited to, those of the Trustee, if the Trustee is a Bank) which invest in such securities. If the assets of the Trust Fund are invested in a common, pooled or commingled trust fund or group trust, for the period of time during which the Trust Fund is so invested and with respect to the assets of the Trust Fund which are so invested, the Declaration of Trust of each such common,






              pooled or commingled trust fund or group trust shall constitute a part of this Trust Agreement.

                   (h) If the Trustee is notified by the Company's Board of Directors or chief executive officer that the Company is insolvent, as defined in Section 7.2 or if the Trustee receives other written allegations that the Company is insolvent, the Trustee shall suspend payments to the Participating Directors or their beneficiaries with respect to benefits credited to their accounts. The Trustee shall independently determine within 30 days of receipt of such notice or written allegations whether the Company is insolvent. If the Trustee determines that the Company is solvent, it shall resume payments to the Participating Directors and their beneficiaries including any suspended benefits. If the Trustee has knowledge that or determines that the Company is insolvent, it shall hold, for the benefit of the general creditors of the Company, and deliver to satisfy such claims, the assets of the Trust. The Trustee shall resume payments of benefits under the Plan only after the Trustee has determined that the Company is no longer insolvent. Unless the Trustee has actual knowledge or has received written allegations of the Company's insolvency, Trustee shall have no duty to inquire whether the Company is insolvent. Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to Trustee which will give the Trustee a reasonable basis for making a determination concerning the Company's solvency.

              4.3  Shareholder Rights in Company Stock.

                   (a) Credited Shares. With respect to a number of shares (and fractional shares) of Company Stock equal to the number which have been credited to Participating Directors' accounts under the plan, each Participating Director or beneficiary shall have the right to direct the Trustee as to the manner of voting such shares (and fractional shares) (as to matters other than the sale or retention of such shares in public or private tender offer); provided that if more votes are cast pursuant to the foregoing than there are shares held in the Trust, the number of such shares (and fractional shares) voted by each Participating Director or beneficiary shall equal the number of shares of Company Stock held in the Trust multiplied by a fraction the numerator of which is the number of shares (and fractional shares) credited under the Plan to the accounts of each such Participating Director who votes and the denominator of which is the number of shares credited to the accounts of all Participating Directors who vote.








                   (b) Shares Not Directed. With respect to shares (and fractional shares) of Company Stock in an amount equal to the number of shares which are in excess of the number of shares which are voted by the Participating Directors in accordance with Section 4.3(a), each Participating Director shall have the right to direct the Trustee as to the manner of voting (as to matters other than the sale or retention of such shares in a public or private tender offer) the number of such shares (and fractional shares) as is equal to the product of (i) the sum of the number of any shares of Company Stock held in the Trust which are not voted pursuant to Section 4.3(a) multiplied by (ii) a fraction, the numerator of which is the number of shares (and fractional shares) of Company Stock which have been credited to the accounts under the Plan of each such Participating Director who gives directions to the Trustee pursuant to this Section 4.3(b) and the denominator of which is the total number of shares (and fractional shares) of Company Stock which have been credited to the accounts of all Participating Directors who give directions to the Trustee pursuant to this
                   Section 4.3(b).

                   (c) Fiduciaries. The Trustee shall notify each Participating Director and beneficiary who is authorized pursuant to Section 4.3(a) or (b) to direct the Trustee as to the manner of voting with respect to shares (and fractional shares) of Company Stock that such Participating Director or beneficiary is a fiduciary, with respect to the voting of such shares (and fractional shares).

                   (d) Confidentiality. The Trustee shall solicit the directions of Participating Directors and beneficiaries in accordance with Section 4.3(a) and (b) and shall follow such directions by delivering aggregated votes to the Company or otherwise implementing such directions in any convenient manner which preserves the confidentiality of the votes of individual Participating Directors or beneficiaries. Any designee of the Trustee who assists in the solicitation or tabulation of the directions of Participating Directors or beneficiaries shall certify that he will maintain the confidentiality of all directions given.













                                      ARTICLE V.

                         Valuation and Records of Trust Fund


              5.1 Determination of Value. As of the last day of each calendar month and as of such other times as may be specified in writing by the Committee, the Trustee shall determine the fair market value of the Trust Fund and shall notify the Committee in writing of the determination. The fair market value of the Trust Fund shall be the fair market value of all securities and other assets then held in such fund, including all income received during the month. In determining such fair market value, the Trustee may rely upon any information that it believes to be reliable including appraisals, reports of sales and of bid and asked prices of issues listed on an exchange as disclosed in newspapers of general circulation or in generally recognized financial services, quotations with respect to unlisted issues as supplied by any reputable broker or investment bank or from any other source that the Trustee believes to be reliable, or the Trustee may make such determination based upon its analysis of such records or reports of any company issuing such stock or other securities as are made available to it. The Trustee's determination with respect to fair market value shall be final and conclusive upon all persons.

              5.2 Records of Trust Fund. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. All accounts, books and records relating to such transactions shall be open to inspection and audit at all reasonable times by any person designated by the Committee. The Trustee shall have no record keeping responsibilities with respect to the maintenance of account records for individual participants in the Plan except as the Company and the Trustee may agree in a separate agreement.

              Within fifteen (15) days following the close of each calendar year or the removal or resignation of the Trustee or as often as the Committee shall direct as provided in Section 8.1 hereof, the Trustee shall file with the Company a written account setting forth all investments, receipts, disbursements, and other transactions effected by it during such calendar year or during the period from the close of the last calendar year to date of such removal or resignation, and setting forth the current value of the Trust Fund.













                                     ARTICLE VI.

                       Employment of Agents or Special Trustee
                           by and Compensation of Trustee.

              6.1 Employment of Agents. The Trustee shall have the power to employ suitable agents, including but not limited to, custodians, auditors, actuarial counsel, accountants, and legal and other counsel, and to pay reasonable compensation for their services. Such agents may but need not be employees of the Company or other persons acting in a similar capacity for the Company.

              6.2 Appointment of Special Trustee. In the event of a public or private tender offer for Company Stock, the Trustee may appoint a Special Trustee to direct the Trustee as to whether or not to tender the Company Stock held in the Trust. If such a Special Trustee is appointed and accepts the responsibility to so direct the Trustee, the Trustee shall follow the directions given by the Special Trustee.

              6.3 Compensation of Trustee. Any corporate Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon between the Company and the Trustee. The Trustee shall be reimbursed for all reasonable expenses incurred by it in the administration of the Trust. Such compensation and expenses and all other administrative expenses of the Trust shall be paid by the Trust, except to the extent paid by the Company.


                                     ARTICLE VII.

                                    Company Duties

              7.1 Taxation of the Trust. The Company acknowledges and agrees that it is the owner of the Trust Fund for income tax purposes and that, as such, all income, deductions and credits of the Trust Fund belong to the Company and will be included in the Company's income tax returns to the same extent and in the same manner as if the Trust did not exist. However, except as necessary to satisfy any obligation which the Company has or might acquire, to withhold taxes and to pay over such withheld amounts to the appropriate taxing authorities, neither the Company nor the Trust Fund shall have any obligation or liability for the payment of any income, estate, gift or employment taxes payable by a Participating Director or beneficiary, with respect to the benefits under the Plan for such Participating Director. If the Company has or acquires an obligation to withhold taxes and pay over the withheld amounts to the appropriate taxing authorities, the Company shall be responsible for determining the amount of and for making such payments; provided that the Trustee shall remit to the Company the portion of any assets of the Trust






          or distribution which the Company notifies the Trustee is required to be withheld.

              7.2 Notice of Insolvency. The Board of Directors and the chief executive officer of the Company shall notify the Trustee as soon as reasonably possible if the Company becomes insolvent. The Company shall be deemed to be insolvent if the Company is unable to pay its debts as they become due or is subject to a pending proceeding as a debtor under the Federal Bankruptcy Code or insolvency proceeding under state law.

              7.3 Indemnification of the Trustee by the Company. The Company hereby agrees to indemnify the Trustee for and to hold it harmless against any and all liabilities, losses, costs or expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Trustee at any time by reason of Trustee's service under this Trust Agreement if the Trustee did not act dishonestly or in willful or negligent violation of the law or regulation under which such liability, loss, cost or expense arises.

              7.4 Provide Information to Trustee. The Company shall, upon request, provide the Trustee with information concerning the account balances of the Participating Directors under the Plan.


                                    ARTICLE VIII.

                        Removal of and Resignation by Trustee

              8.1 Removal and Resignation. The Trustee may be removed by the Board of Directors, with or without cause, upon written notice to the Trustee and the Board. A Trustee may resign at any time upon thirty (30) days' (or such shorter period as the Board of Directors shall permit by written consent) written notice to the Company and the Board. Upon such removal or resignation of a Trustee, the Company shall, unless the Trust shall have been revoked or terminated, appoint a successor Trustee who shall have all the rights, title, powers, duties, exemptions and limitations as those conferred hereunder upon a Trustee and upon acceptance of such appointment by the successor Trustee, the Trustee shall assign, transfer, and pay over the Trust Fund to such successor Trustee. No successor Trustee shall be personally liable for any act or failure to act of any predecessor Trustee, or be required to examine the accounts records or acts of any predecessor Trustee.












                                     ARTICLE IX.

                 Amendment, Termination and Substitution of Property

              9.1 Amendment, Revocation or Termination of Trust Agreement. The Company with the consent of (i) the Trustee and (ii) a majority of the Participating Directors and the beneficiaries (with the beneficiaries of a deceased Participating Director casting one vote) reserves the right from time to time by action of its Board of Directors to amend, retroactively, if desired, in whole or in part, any or all of the provisions of this Trust Agreement; provided that any assets of the Trust Fund which, pursuant to Section 4.2(h), are being held on behalf of the general creditors of the Company shall continue to be held on their behalf and no amendment shall affect the rights of the general creditors thereto. The Trustee shall have the right at any time and from time to time to adopt with the consent of the Company such amendments to the Trust, including retroactive amendments, if desired, to any or all of the provisions of this Trust Agreement or to terminate or revoke the Trust Agreement as it shall determine to be in the best interests of or not inconsistent with the best interests of the Participating Directors or their beneficiaries. Notwithstanding anything to the contrary in this Trust Agreement, if the Trustee determines that there is a substantial risk that maintenance of the Trust violates federal securities laws, the Trust shall liquidate and all assets shall be transferred to the Company.

              9.2 Termination of Plan. In the event of the termination of the Plan as provided therein, and in the event of termination or revocation of the Trust Agreement, the Trustee may, in its discretion, (a) continue the Trust for a specific period of time or for such period as the Trustee, in its discretion, may deem to be in the best interest of the Participating Directors or their beneficiaries or (b) terminate the Trust and distribute the Trust Fund to the Participating Directors or their beneficiaries.

              9.3 Substitution of Property. The Company reserves the right to reacquire the property contained in the Trust Fund at any time, without the consent of either the Trustee or the Participating Directors, by substituting other property of equivalent value. The exercise of such right shall nullify any obligation of the Trustee under this Agreement to further invest any portion of the Trust Fund in Company Stock.

              9.4 Transfer of Assets. Upon written direction by the Board of Directors and under such terms and conditions as the Board of Directors shall provide, the Trustee shall (a) transfer and deliver such part or all of the beneficial interest of a Plan as may be specified in such direction to any trustee or insurance carrier maintaining any other investment medium of such Plan or to any trustee or insurance carrier maintaining any investment






          medium of a plan, other than the Plan, into which plan the Plan (or any portion thereof) shall be merged or consolidated, or
          (b) accept the transfer to the Trust of assets acceptable to it from any trustee or insurance carrier maintaining any other investment medium of a plan or from any trustee or insurance carrier maintaining any investment medium of a plan, other than the Plan and which (or any portion of which) shall be merged or consolidated with the Plan. Assets transferred to the Trustee in accordance with this Section 9.4 may be commingled with other Trust assets as the Committee shall direct.


                                      ARTICLE X.

                                    Miscellaneous

              10.1 Necessary Parties. Necessary parties to any accounting, litigation, or other proceedings shall include only the Trustee and the Company, and the settlement or judgment in any such cases in which the Company is duly served or cited shall be binding upon all Participating Directors and their beneficiaries and estates, and upon all persons claiming by, through, or under them, to the extent permitted by applicable law.

              10.2 Non-Alienation. Distributions directed to be made hereunder may not be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, including, except to the extent otherwise required by law, any such liability which is for alimony or other payments for the support of a spouse or former spouse or for any other dependent of the Participating Director, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

              10.3 Company Creditors. The Trust Fund at all times shall be subject to the claims of the creditors of the Company to the extent specified in Section 4.2(h). No Participating Director or beneficiary thereof shall have a secured interest, beneficial ownership or preferred claim in the Trust Fund, and notwithstanding the existence of the Trust Fund, the rights of the Participating Director and his beneficiary with respect to his Account under the Plan are and shall be those of unsecured general creditors. The Company agrees, however, that during the existence of the Trust and following its termination, the Company shall not permit or cause or amend this Agreement to permit or

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          cause, the Trust Fund, or any part thereof, to be used for or diverted to purposes other than the payment of benefits under the Plan to Participating Directors and their beneficiaries, except as may be required in accordance with Section 4.2(h) to satisfy the claims of the Company's creditors.

              10.4 Participating Director Rights. No Participating Director shall have any right to an interest in the Trust Fund, or in the Account maintained for him under the Plan and notwithstanding the existence of this Trust or the maintenance of an account under the Plan with respect to the Participating Director's benefits, the rights of the Participating Director and his beneficiary with respect to his Plan benefits are those of unsecured general creditors of the Company. Nothing in this Trust Agreement shall in any way diminish any rights of a Participating Director or his beneficiary to pursue his rights as a general creditor of the Company with respect to his benefits under the Plan or otherwise.

              10.5 Invalid or Unenforceable Provisions. If any provision of this Trust shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and this Trust shall be construed and enforced as if such provisions had not been included.

              10.6 Successor Corporation. In the event that any successor corporation to the Company, by merger, consolidation, purchase or otherwise, shall elect to adopt the Plan, such successor corporation shall be substituted hereunder for the Company, upon the filing in writing of its election to do so with the Trustee.

              10.7 Gender and Number. Except as otherwise indicated by the context, all masculine terms shall be deemed to include the feminine and neuter, and all singular terms shall be deemed to include the plural.

              10.8 Headings. The headings of sections and subsections are included solely for convenience of reference and are neither part of the Trust Agreement nor to be considered in the construction thereof.













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              10.9  Controlling Law.  This agreement shall be construed
          according to the laws of the State of Illinois, other than its laws respecting choice of law.

              Executed this 14th day of January, 1994.


                                          CHICAGO AND NORTH WESTERN
                                          HOLDINGS CORP.



                                          By: /s/ Robert Schmiege
                                             Chairman, President and
                                             Chief Executive Officer


          ATTEST: /s/ Robin Bourne-Caris
                   Assistant Vice President -
                   Assistant Corporate Secretary




                                          By: /s/ William R. Kursar

                                          Its: Senior Vice President
                                              Trustee

























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